Exhibit 99

Q3 2023 QUARTERLY INVESTOR PRESENTATION

HYSTER-YALE MATERIALS HANDLING



ATTACHMENTS



LIFT TRUCKS


NUVERA® E-60

FUEL CELLS

BOLZONI AURAMO MEYER | HYSTER Yale maximal SUMITOMO NACCO FORKLIFT | NUVERA FUEL CELLS

Transforming the way the world moves materials from Port to Home

Safe Harbor Statement & Disclosure

This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).

Refer to Hyster-Yale's reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.

Forward-looking information noted in the following slides was effective as of the Company's most recent earnings release and conference call (November 1, 2023). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date.

This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale's securities.

Transforming the way the world moves materials from Port to Home 2 HYSTER-YALE MATERIALS HANDLING

QUARTERLY OVERVIEW

HYSTER-YALE MATERIALS HANDLING

Our Businesses

Hyster-Yale Materials Handling, Inc. (NYSE:HY)
is one company with three separately managed businesses

Our Core Lift Truck Business Hyster-Yale Group	Our Attachments Business Bolzoni	Our Fuel Cell Business Nuvera
		

FOR EACH BUSINESS
Board of Directors ■ CEO ■ P&L and balance sheet ■ Tailored incentive plans

Transforming the way the world moves materials from Port to Home 4 HYSTER-YALE MATERIALS HANDLING

Key Takeaways – Q3 2023 5 Strong Outlook Increasing backlog value: Avg. sales price/ backlog unit up 21% from Q3 ’22 Positive Backlog movement toward manageable levels LTM bookings deceleration with high shipment levels 61% debt to total capital Down ~1,900 bps from Q3 ’22 peak Improving returns coupled with lower debt levels Improving Financial Leverage Healthy Backlog $58.6M Operating Profit Significant improvement from Q3 ’22 loss $1.0B revenue 19% above Q3 ’22 Growing Results Inflation moderated: Positive price-to-cost ratio continues Intermittent supply and labor constraints causing certain production / inventory disruptions Dissipating headwinds $108M LTM* Net Income vs. LTM Q3 ’22 loss *LTM – Last Twelve Months Expecting FY ‘24 profits similar to strong FY ‘23 Q4 ’23 continuing improvement over profitable ’22 Anticipated Q4 ’23 and FY ’24 market share gains Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance 6 Q3 2023: Lift Truck Bolzoni Nuvera Revenue $952.0 $92.8 $1.5 Operating Profit (Loss) $65.1 $2.9 ($9.4) EBITDA(1) $76.1 $6.0 ($9.3) YTD 9/30/23: Revenue $2,939.4 $288.0 $4.1 Operating Profit (Loss) $175.4 $12.7 ($28.4) EBITDA(1) $205.3 $21.7 ($27.9) Net Debt at end of period ($390.1) ($25.2) ($7.6) Approximate # of Employees (globally) 7,100 1,200 200 Key Metrics In millions (except employee data) _____________________ (1) EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. Americas 70.4% EMEA 19.4% JAPIC 5.3% Bolzoni 4.8% Nuvera 0.1% LTM 9/30/23 Sales by Segment 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,033 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LTM Q223 10-Year CAGR (2013 – 2022) = 8.7% _____________________ Source: ITA. Represents quarterly order intake through Q3 2023. (units in thousands) Global Lift Truck Industry Size* _____________________ Trend line represents 8.7% 10-year CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 6/30/23. _____________________ Source: WITS* Orders Reports. * WITS Industry Data reported one quarter in arrears. Global Lift Truck Market remains healthy, above pre-pandemic levels 7 North America Retail Lift Truck at Trend Line Trend Upper Limit Lower Limit N. Amer - 20,000 40,000 60,000 80,000 100,000 120,000 Lift Truck Industry Q2* 23 vs. prior ’23 & ’22 Quarters 420 440 460 480 500 520 540 560 580 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Global Industry (units in thousands) - 50 100 150 200 250 300 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Americas Industry (units in thousands) - 50 100 150 200 250 300 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 EMEA Industry (units in thousands) - 50 100 150 200 250 300 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 JAPIC Industry (units in thousands) Class 1 Electric 25% Class 2 Electric 14% Class 3 Electric 12% Class 4 ICE 4% Class 5 ICE 45% EMEA 30% Americas 21% China 38% Asia Pacific / Japan 11% Lift Truck Unit Shipments by Class (6/30/23) 8 Class 1 Electric 23% Class 2 Electric 11% Class 3 Electric 7% Class 4 ICE 8% Class 5 ICE 51% _____________________ Source: Company: LTM 6/30/23 Unit Revenues ICE = Internal Combustion Engine Industry Units by Geography _____________________ Source: WITS*. LTM 6/30/23 Orders Reports. * WITS Industry Data reported one quarter in arrears. _____________________ Source: Internal Company estimates through 6/30/23 HY Unit Revenue by Class HY Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix Americas 61% EMEA 28% Asia-Pacific/ Japan 4% China 7% HY lift truck unit sales mix more heavily weighted toward the Americas HY lift truck revenue mix weighted toward higher-priced Class 4 & 5 ICE units _____________________ Source: Company: LTM 6/30/23 Units Shipped Note: Units sold direct by SN JV are not included

Significantly Improved Q3 2023 Financial Results versus Prior Year 9 ________ (1) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. Shipments Revenues Operating Profit Net Income EBITDA(1) 1,200 units 25,700 $1.0B 19% $58.6M $35.8M $72.8M $83.5M $73.1M $87.0M Substantial financial progress made since Q3 2022; last twelve months net income of $108.3 million Q3 2023 consolidated revenues exceeded $1 billion, growing 19% over Q3 2022 Growth propelled by high sales volumes, favorable pricing and currency Improved product margins drove substantial Q3 2023 profitability improvements versus Q3 2022 losses CONSOLIDATED HY HY Q3 2023 Q3 2022 Variance Shipments 25,700 24,500 1,200 Revenues $1,001.2 $840.1 $161.1 Gross Profit $203.6 $86.9 $116.7 Operating Expenses ($145.0) ($111.8) ($33.2) Operating Profit (Loss) $58.6 ($24.9) $83.5 Net Income (Loss) $35.8 ($37.3) $73.1 EBITDA(2) $72.8 ($14.2) $87.0 SEGMENTS Q3 2023 Q3 2023 Q3 2023 Lift Truck(1) Bolzoni(1) Nuvera(1) Revenues $952.0 $92.8 $1.5 Gross Profit (Loss) $186.0 $19.5 ($1.9) Operating Expenses ($120.9) ($16.6) ($7.5) Operating Profit (Loss) $65.1 $2.9 ($9.4) EBITDA(2) $76.1 $6.0 ($9.3) ($ in millions) Results for Q3 2023 Consolidated vs. Q3 2022 10 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. ($ in millions) Lift Truck Revenue over $1 billion, growing 19% year-over-year led by volume and price increases, as well as sales mix shift Better-than-expected operating profit; increased product margins from favorable price-to-cost ratio, improved sales mix partly offset by higher operating expenses 6.8% operating profit margin; 52% y/y incremental margin Bolzoni Revenues increased 13%; $4 million operating profit improvement over a prior year loss Profit improvement from increased volumes, improved price-to-cost-ratio and manufacturing efficiencies partly offset by sales mix and higher employee-related costs Nuvera Increased revenues due to shipment of 12 engines for a hydrogen bus fleet build Benefit from increased volumes offset by higher product development and employee-related costs 11 Expected higher sales in Q4 ‘23 and FY ’24 vs. prior year periods. Lower loss in Q4 ’23 vs. Q4 ’22; FY ’23 results comparable to FY ‘24 Bolzoni NuveraLift Truck Strong Q4 2023 and FY 2024 Outlook Expected operating profit increases Q4 ‘23 vs. Q4 ’22 and FY ’24 vs FY ‘23. Q4 ’23 operating profit comparable to Q3 ‘23 Consolidated HY Q4 ’23 profitability should improve significantly over profitable Q4 ’22. FY ’24 profitability expected to be similar to FY ‘23. Average sales price/backlog unit increased by ~ 21% over Q3 ’22 and ~ 7% over Q2 ’23 Extended backlog, valued at $3.5 billion, nearly a full year of revenue, should serve as an initial shock absorber if bookings decline more than anticipated in 2024. Backlog levels expected to drive future performance and support margin expansion $0 $10,000 $20,000 $30,000 $40,000 $50,000 0 20,000 40,000 60,000 80,000 100,000 120,000 Q3 2022 Q2 2023 Q3 2023 Bookings and BacklogUnits Avg. Sales Price/ Unit Backlog Bookings Backlog Avg. Sales Price/Unit Backlog **As of September 30, 2023, June 30, 2023 and September 30, 2022, Unit Backlogs were reduced by 2,300 units, 2,500 units and 2,600 units, respectively, while Unit Backlog $ values were reduced by $35 million, $42 million and $40 million, respectively, due to suspended orders from Russian dealers for which the Company currently has no defined fulfillment plans. Q4 ’23 operating profit expected to: Increase vs. Q4 ’22, Be modestly lower than strong Q3 ’23. FY ‘24 operating profit, similar to FY ‘23 Disciplined Approach to Capital Allocation and Cash Usage 12 Return Cash to Stockholders Annual Dividends(1) 2021 2022 YTD 2023 $21.6m $1.29/ share $21.8m $1.29/ share $16.7m $1.30/ share (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2021 and 2023. • Unused Borrowing Capacity of ~$254m and ~$78m in Cash @ 9/30/23 • Managing capital expenditure timing for strategic initiatives; ongoing cost control focus • Inventory reductions remain a key priority Nuvera Investments to commercialize Nuvera fuel cell technology Bolzoni Expense and capital investments in strategic programs to accelerate growth and enhance margins I N V ES T M E N T S Lift Truck Expense and capital investments in strategic programs to accelerate growth and enhance margins Improving Financial Leverage 30% 40% 50% 60% 70% 80% 90% 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 550.0 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 2023 Net Debt Debt to Total Capital % ($ in millions) Debt to Total Capital improving vs. Q3 ’22 peak

Core Strategies Designed to Drive Economic Engine and Increase Market Share

Hyster-Yale has five core strategies to drive growth, with each supported by strategic projects



Worldwide Distribution Strength to Drive Market Share
Geographic and Product Balance
Volume Economies of Scale
Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers
Be the Leader in Independent Distribution
Lift Truck Business
Be the Leader in the Delivery of Industry- & Customer-Focused Solutions
Nuvera
Bolzoni
Be a Leader in Fuel Cells & their Applications
Be the Leader in the Attachments Business
Parts and Service Volume
Large Lift Truck Population in Service
Lift Truck Strategic Projects
Bolzoni Strategic Projects
Nuvera Strategic Projects

Transforming the way the world moves materials from Port to Home 13 HYSTER-YALE MATERIALS HANDLING

Transformational Initiatives Create a Strong Long-Term Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation

Transformative Products
- Modular & Scalable (1, 2)
- Low Intensity (1, 2)

Technological Accelerators
- Electrification, Fuel Cell, Telemetry, Automation & Web Presence (1, 2)

Transformation of Sales Approach
- AsOne, HY Impact + HY Flow programs (3)
- Industry approach (2)

Bolzoni Transformation

Transformation of Global Business Structure
- One Company / 3 Brands
- Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)
- Industry approach

Nuvera Transformation
- Commercialization of E-45 / E-60 engines globally
- Development of 360kW and 470kW modular fuel cell-powered generators
- Development of larger E125 engine
- Commercial Partnerships

Legend – Core Strategies
1 - Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers
2 - Be the Leader in the Delivery of Industry- & Customer-Focused Solutions
3 - Be the Leader in Independent Distribution

Long-term Focused, not Short-term Oriented

Transforming the way the world moves materials from Port to Home 14 HYSTER-YALE MATERIALS HANDLING

STRATEGIC PERSPECTIVE

HYSTER-YALE MATERIALS HANDLING

Overview

HYSTER-YALE MATERIALS HANDLING

Overview and Sources of Revenue

A leading global lift truck manufacturer

Large installed population that drives parts sales	HY sales of ~ 105,700 lift truck units in **LTM 9/30/23**	Additional ~ 8,000 lift truck units sold in 2022 by Sumitomo-NACCO JV
~ 990,000 lift truck units worldwide at 12/31/22	*~**80,500** units sold – produced in HY plants* *~**15,600** units sold – produced by HY Maximal* *~**9,600** units sold – produced by JV or other third parties*	

2022 Worldwide Sales by Product



Service, Rental & Other 7%
Aftermarket 15%
Nuvera <1%
Bolzoni 5%
Electric Units 30%
ICE Units (1) 43%

2022 Retail Lift Truck Shipments by End Market (2)



Food and Beverage 17%
Retail and Durable Goods 37%
Industrials 23%
Logistics 23%

2022 Lift Truck Distribution Channel Mix



National Accounts 26%
Independent Dealers 74%

(1) Includes Big Truck sales that represent 9% of total sales.
(2) Represents Hyster-Yale North American Lift Truck unit shipments by industry.

Transforming the way the world moves materials from Port to Home 17 HYSTER-YALE MATERIALS HANDLING

Full Lift Truck Product Line - Over 650 Different Truck Models Available….

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T



Hyster® & Yale® ~420 models
Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
End Rider
Order Pickers
Very Narrow Aisle Trucks
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Container Handlers
Laden / Empty
HY Maximal ~250 models
CLASS 1
CLASS 2
CLASS 3
CLASS 5
OTHER
1.5T to 5.0T
1.0T to 2.0T
1.0T to 2.0T
1.5T to 45.0T
Electric
3-wheel
4-wheel
Warehouse Equipment
Side Loader
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Reach Stacker
Empty Container Handler
Rough Terrain Forklift

Note: Approximate model count is as of 9/30/2023

Transforming the way the world moves materials from Port to Home 18 HYSTER-YALE MATERIALS HANDLING

…with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG, Bi-Fuel, CNG EPA LSI / Stage V
Diesel GB III / Stage III
Diesel Tier 4 / Stage V

Solutions



Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Development of a Smart, Connected Ecosystem



Customer Portal View
Dashboards
Telematics driven
Actionable insights
Fleet management
Parts order fulfillment
73,000+ assets under management
Service Integration & Automation
Service event management
Fleet management
Mobile diagnostics
DEALER DBS
Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
Integrated Solutions
Hydrogen fuel cells
Telematics solution
Attachments
Automation
Lifecycle Analytics and Insights
Data analytics
Product development
Predictive maintenance (PdM)

Note: Approximate assets under management count is as of 9/30/2023

Transforming the way the world moves materials from Port to Home 19 HYSTER-YALE MATERIALS HANDLING

Hyster-Yale has a Global Footprint



Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Frimley, UK
Division Headquarters; Engineering Concept Centre
Järvenpää, Finland
Attachment Manufacture
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Sulligent, Alabama
Attachment and Component Manufacture
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Salzgitter, Germany
Attachment Manufacture
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Ramos Arizpé, Mexico
Fabrication Manufacture
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Pune, India
Engineering, Supply Chain and Marketing Center
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Singapore
Division Headquarters and Retail Dealership
Hanoi, Vietnam (JV)
Component Manufacture
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters

Hyster-Yale is a globally connected enterprise; designing, engineering, manufacturing and selling a broad array of lift trucks, attachments and technology solutions to help its customers solve their toughest challenges.

Transforming the way the world moves materials from Port to Home 20 HYSTER-YALE MATERIALS HANDLING

Declining Global Lift Truck Market from 2021 Peak in all Major Geographic Regions

Global Lift Truck Market Rates of Change through 6/30/23

(3 & 12-month rates of change trend)

North America



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
3 Mo RoC
12 Mo RoC

Brazil



2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
3 Mo RoC
12 Mo RoC

Europe



2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
3 Mo RoC
12 Mo RoC

Asia/ Pacific (excluding China)



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
3 Mo RoC
12 Mo RoC

China



2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
3 Mo RoC
12 Mo RoC

Source: WITS. Bookings Reports through 6/30/23. WITS Industry Data reported one quarter in arrears.

Transforming the way the world moves materials from Port to Home 21 HYSTER-YALE MATERIALS HANDLING

Industry Lift Truck Market Size Data

Lift Truck Market Size Data

WITS Orders Basis (1)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Europe	265,896	278,024	312,455	327,173	380,557	445,583	411,107	222,883	299,387	368,286	351,441
North America	147,322	155,191	186,192	198,058	212,953	191,384	159,279	98,338	136,050	169,589	181,191
Total Americas	158,388	168,471	206,225	221,155	242,186	234,353	200,178	118,835	180,903	224,501	229,565
A/P, China and Japan (1a)	138,452	155,094	185,530	201,062	232,438	271,018	260,246	205,114	314,162	381,795	363,399
Global Market	**562,736**	**601,589**	**704,210**	**749,390**	**855,181**	**950,954**	**871,531**	**546,832**	**794,452**	**974,582**	**944,405**

	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023E*
Europe	357,452	387,905	412,642	457,333	509,157	563,573	528,859	502,013	770,751	683,248	573,000
North America	200,939	219,444	235,128	240,836	266,543	276,904	255,241	285,347	458,082	466,328	273,000
Total Americas	252,930	267,546	277,315	280,827	315,395	328,349	306,214	305,748	491,329	494,763	302,000
A/P, China and Japan (1a)	399,395	438,510	409,923	443,938	570,443	646,057	671,803	829,853	1,078,507	1,004,761	994,000
Global Market	**1,009,777**	**1,093,961**	**1,099,880**	**1,182,098**	**1,394,995**	**1,537,979**	**1,506,876**	**1,637,614**	**2,340,587**	**2,182,772**	**1,869,000**

(1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.
(1a) Beginning in 2014 includes India local production
Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Europe (FEM/JIVA) (3)	150,250	121,922	135,318	152,667	174,953	176,294	187,902	219,615	227,697	274,681
North America (2) (3)	106,590	120,679	154,167	162,725	152,763	178,456	192,192	197,436	205,033	145,967
Total Americas (2) (3)	114,411	127,308	162,261	171,682	168,170	193,413	207,018	209,843	223,499	161,316
A/P, China and Japan (3)	134,635	123,913	119,733	135,050	148,135	148,441	111,848	104,781	122,354	123,780

	2002	2003	2004	2005	2006	2007	2008	2009
Europe (FEM/JIVA) (3)	256,717	263,972	286,546	302,158	337,326	382,047	376,945	201,352
North America (2) (3)	144,529	151,911	182,450	194,475	207,919	185,726	149,863	95,562
Total Americas (2) (3)	156,702	166,328	203,552	218,908	238,141	229,509	192,134	115,752
A/P, China and Japan (3)	129,333	146,334	171,000	195,386	222,074	250,684	257,604	199,159

Non-WITS Prior Year Information:
Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association
(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only.
(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:
Americas - North America & Government - Retail bookings
Americas - Latin America - Factory bookings
Europe & Japan - Factory shipments
A/P & China - Factory bookings

Industry Units by Class



Class 1 Electric 17%
Class 2 Electric 7%
Class 3 Electric 47%
Class 4 ICE 2%
Class 5 ICE 27%

Source: WITS*. LTM 6/30/23 Orders Reports ICE = Internal Combustion Engine

*Note: 2023E based on WITS information through 6/30/23 and company estimates. WITS Industry Data reported one quarter in arrears.

Transforming the way the world moves materials from Port to Home 22 HYSTER-YALE MATERIALS HANDLING

HY Lift Truck Unit Shipments as of 9/30/23 and LTM 9/30/23

HY Quarterly Lift Truck Units Sold by Geography



Asia-Pacific/ Japan 2%
China 8%
EMEA 23%
Americas 67%

Source: Company: **Q3 2023** Units Shipped
Note: Units sold direct by SN JV are not included

HY Quarterly Lift Truck Units by Class



Class 1 Electric 19%
Class 2 Electric 8%
Class 3 Electric 34%
Class 4 ICE 5%
Class 5 ICE 34%

Source: Company: **Q3 2023** Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine

HY Quarterly Lift Truck Unit Revenue by Class



Class 1 Electric 23%
Class 2 Electric 11%
Class 3 Electric 7%
Class 4 ICE 9%
Class 5 ICE 50%

Source: Company: **Q3 2023** Unit Revenues

HY LTM Lift Truck Units Sold by Geography



Asia-Pacific/ Japan 3%
China 7%
EMEA 26%
Americas 64%

Source: Company: LTM **9/30/23** Units Shipped
Note: Units sold direct by SN JV are not included

HY LTM Lift Truck Units by Class



Class 1 Electric 21%
Class 2 Electric 8%
Class 3 Electric 31%
Class 4 ICE 5%
Class 5 ICE 35%

Source: Company: LTM **9/30/23** Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine

HY LTM Lift Truck Unit Revenue by Class



Class 1 Electric 23%
Class 2 Electric 11%
Class 3 Electric 7%
Class 4 ICE 8%
Class 5 ICE 51%

Source: Company: LTM **9/30/23** Unit Revenues

Transforming the way the world moves materials from Port to Home 23 HYSTER-YALE MATERIALS HANDLING

Hyster-Yale is Committed to Achieving Its Financial Targets

Each of the three businesses has long-term financial objectives

HY's Strategic Initiatives and Related Projects Expected to Drive Results to Targets

Lift Truck

MATURE BUSINESS

Operating Profit **7%**

ROTCE **>20%**

Bolzoni

MATURE BUSINESS

Operating Profit **7%**

ROTCE **>20%**

NUVERA

VENTURE BUSINESS

- Focus on increasing sales near term
- Focus on reducing losses and moving to profitability over time

Transforming the way the world moves materials from Port to Home 24 HYSTER-YALE MATERIALS HANDLING

25 Lift Truck Long-Term Operating Profit Margin Target Target Economics 7.0% FY Operating Profit Margin @ 140,000 unit production Actual Q3 2023 6.8% Actual LTM 9/30/23 5.2% (0.1%) Maintain discipline as volume increases +3.1% Improving Production Efficiencies as Supply Chain challenges dissipate Economies of scale with modular/ scalable products As material cost inflation moderates and supply chain conditions improve, Gap to Target Economics are expected to narrow (1.2%) Increasing shipments of higher-margin backlog Balanced plant production mix Moderating cost inflation Margins (4.1%) Volume/Manufacturing Inefficiencies +3.2% Operating expenses 1.1% Operating Profit Margin 0 10 20 30 40 50 60 2019 2020 2021 2022 Estimate 2023 Core Forklift Investments IT Systems Nuvera Bolzoni Capital and R&D Expenditures 26 Cap Ex spend in 2023 estimated to be higher than reduced 2022 spend C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0 20 40 60 80 100 120 140 2019 2020 2021 2022 Estimate 2023 Core Forklift Nuvera Bolzoni Target R&D spend is 2.5% of revenues Note: Internal estimates are as of 9/30/23 ~37% of HY revenues come from new products released in the past 5 years 3.5% 3.6% 3.5% 2.8% 2.9% Lift Truck Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology 28 Right truck at the right price Right products for low-intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation S T R AT EG I C P R O J EC T S O B J EC T I V ES / B E N E F I T S

HY Product Launches

Launched in Q1-Q3 2023:

- New 2- to 3.5-ton ICE modular production started for the Asia-Pacific region.
- New mini 5 ton @ 600mm load center ICE counterbalanced Hyster® UT, Yale® UX lift trucks for AP region.
- Delivered Hydrogen powered Reach Stacker to Port of Valencia, Spain for testing.
- New Platform double stacker with drive-by wire steering and enhanced productivity for EMEA region.
- New high performance 2- to 3.5-ton integrated Li-ion counterbalanced Maximal-branded truck for global regions
- New 45-ton Electric Reach Stacker with Li-ion battery Maximal-branded truck for China region.

Expected Launches in Q4 2023 and H1 2024:

- 1-to 2.0-ton pneumatic and 2- to 3.5-ton cushion modular product.
- New 8- to 10-ton high performance integrated Li-ion electric counterbalanced truck for China region.
- New 10- to 18-ton high performance integrated Li-ion electric Big Truck.
- New Outdoor Moving Mast Reach Truck (MMRT).
- Deliver first hydrogen-powered Terminal Tractor to port in Hamburg, Germany for testing.
- Targeted introductions of internally developed, modular automated trucks.
- Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions.

Above list is based on current information and launches could be adjusted based on market conditions

Transforming the way the world moves materials from Port to Home 29 HYSTER-YALE MATERIALS HANDLING

Factors Impacting Low Cost of Ownership

Typical Truck Cost/Hour* Life Cycle Costs


Operator
69%
Productivity
Ergonomics/ fatigue
Auto functions
Automated trucks
Fuel
11%
Energy usage
Alternative powertrains
Internal Combustion Engine to Electric Rider
Mode control
Service & repair
11%
Cost/hour
Fleet management
Extended warranty
Telematics
Finance
9%
Fleet optimization
Price management
Cost control
Residuals

*Typical truck cost/hour for 5,000lb North American applications

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Lift Truck Modular and Scalable Platforms

Customers seek efficiency in their operations. Scalable configurations provide optimal solutions.


LOW COST
HIGH FUNCTION
Operator Compartment
Overhead Guard
Basic Cab
Premium Cab
Powertrain
Basic
Electronic
Advanced
Steering
Hydraulic
Electric
Electrical System
Basic
Full Featured


Launching as the Hyster® A Series and the Yale® Series N

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Innovation

Telemetry: Data and analysis is becoming increasingly important to operations

Telemetry can provide a complete wireless asset management solution

- Total cost of operation visibility
- Productivity and utilization
- Operator performance


Innovation that turns trucks into technology integration platforms.
Telemetry
Power Solutions
Operator Assist Systems
Automation

Operator Assist Systems (OAS): Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

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Lift Truck Automation Products

Customers are seeing great value in operator free, continuous operations

Partner Solutions

Modular, Scalable Internally Developed Automation

Horizontal

Vertical


TARGETED INTRODUCTIONS OF INITIAL APPLICATIONS EXPECTED IN LATE 2023
HYSTER

HY-automated lift trucks provide an infrastructure independent and flexible solution

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Objective is to Transform Commercial Competitiveness in an Evolving Market


Hyster-Yale Evolving Sales Transformation
Customer's Industry Requirements and Toughest Problems to be Solved
Industry-Focused Approach
Participation-Focused Sales Management
Advanced Selling Systems
360 Degree Aftersales Solutions
Highly Connected Customer Experience
HY Transformative Solutions

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Enhanced Distribution Capabilities Intended to Increase Competitive Advantage

AS ONE.

Increasing HY engagement in the distribution process to deliver an "As One" customer experience with our dealer partners

Independent Dealer Network Drives Competitive Value

Scaling Global Distribution to Achieve HY Strategies

HY Augmented Sales Efforts Expands Market Participation

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Distribution Engagement


Yale
Sales·Parts·Service
People. Products. Productivity.
PARTS SERVICE RENTALS
LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance
- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~900 global dealer locations

~3,400 application consultants

11,500 service technicians

Strengthening the distribution footprint
- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

Transforming the way the world moves materials from Port to Home 36 HYSTER-YALE MATERIALS HANDLING

Bolzoni

Strong Base and Opportunities to Leverage Materials Handling Solutions

BOLZONI AURAMO

One of the world's leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range



PORTFOLIO PRODUCTS
of the Bolzoni Group(1)
Lift tables 2%
Transmissions 25%
Cylinders 12%
Forks 8%
Attachments 53%



(1) Percentages based on first nine months of 2023 results.

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Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities



BOLZONI TRANSFORMATION
BOLZONI GROWTH AMERICAS & CHINA
HY – BOLZONI SYNERGIES
OEM RELATIONSHIP
BOLZONI TECHNOLOGY DRIVEN SOLUTION
TARGET NEW CUSTOMER
SILVER LINE LEVERAGE GLOBAL COST SOLUTION
RENTAL & SECOND HAND ATTACHMENTS
BOLZONI FINANCIALS

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Bolzoni Transformation: Increasing Commercial Agilities in the Global Market

Key factors to execute a successful BOLZONI *Transformation*

3 BRANDS 1 COMPANY

GROUP STRATEGY

CHANGES IN ORGANIZATION

CHANGES IN MANAGEMENT PROCESSES

- Alignment among the companies
- ONE solid and committed team
- Fix a common target
- Share best practices
- Allocate and coordinate resources where needed
- New common talent approach
- Marketing unification
- Gain speed in the market

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Bolzoni Auramo Inc – Sulligent, AL - Growth Drivers in Place



A plant to serve the Americas market

- Product localization focused on specific local market requirements
- Wide-handling attachments range, as well as forks
- North America and Latin America market coverage
- Expanded manufacturing of cylinders provides opportunity for Americas market



Transforming the way the world moves materials from Port to Home 41 HYSTER-YALE MATERIALS HANDLING

Bolzoni China: Growth Drivers in Place



Competitively positions Bolzoni on cost in emerging markets


BOLZONI

Wuxi (Attachments)

- Product localization focused on specific local and global market requirements
- Competitive pricing and quick delivery time
- Improved productivity and efficiency from production process improvements
- Silver Line range manufacturing addressed to all markets

Hebei (Forks)

- Manufactures a complete range of forks for lift trucks, construction and agricultural material handling machines
- Fork range includes reach forks and smart-fork solutions
- Range developed to meet global market needs
- Continuously improving production processes

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Bolzoni Has a Strong OEM Foundation

OEM TOP CUSTOMERS(1)(2)


OEM 1
31%
OEM 2
23%
OEM 3
22%
OEM 4
14%
OEM Other
10%

OEM SALES BY REGION(1)(2)


EUROPE
58%
AMERICAS
30%
JAPIC
12%

OEM SALES BY PRODUCT LINE(1)(2)


HOOK-ON SIDE SHIFTERS
6%
INTEGRAL SIDE SHIFTERS & CARRIAGES
52%
11%
ATTACHMENTS
FORKS
31%

(1) For the 12 months ended 12/31/22
(2) Excludes cylinder sales to HY

STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS

Transforming the way the world moves materials from Port to Home 43 HYSTER-YALE MATERIALS HANDLING

Nuvera Fuel Cells

HYSTER-YALE MATERIALS HANDLING

Nuvera Is a Transformational Opportunity

NUVERA® FUEL CELLS

- Leading, Patented Technology
- Demand Tapered in Short-term
- Automated Fuel Cell Stack Assembly Lines for Series Production
- Successful Early-Stage Adoption
- Expected Transformational Impact on Hyster-Yale Future Profitability

At a Glance:

Technology Experience
- 75+ engineers
- 8th generation of Fuel Cell technology
- 20+ years of Fuel Cell vehicle integration

Intellectual Property
- 425+ active patents
- Fuel Cell core technology

Application Portfolio
- E-45kW & E-60kW Fuel Cell engines SMVIC-certified
- More than 15 customer applications with E-series engine in demo/use
- High-efficiency Fuel Cell stacks

Separate Business Unit
- Focus on core product (Fuel Cell Stacks and Engines)
- Leveraging Hyster-Yale strengths
- Ramping up for growth

Transforming the way the world moves materials from Port to Home 45 HYSTER-YALE MATERIALS HANDLING

Nuvera Has a Distinctive Place Within Hyster-Yale

Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY

- Venture business, with strong commercialized products, focusing on gaining sales
- Important supplier fit as part of HY's focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market
- Key sales and profitability milestones established but timing cannot be predicted with precision
- Despite losses, HY believes Nuvera is creating significant value for HY shareholders

NUVERA

Transforming the way the world moves materials from Port to Home 46 HYSTER-YALE MATERIALS HANDLING

Technology: Optimized Fuel Cell Engine Design

Nuvera® FC Engines enable commercial and industrial vehicle electrification

Embedded controls
For ease of integration, reliability, and durability

Unique Stack architecture
High efficiency and power density

Telemetry
Effective remote monitoring of FC engine



Transforming the way the world moves materials from Port to Home 47 HYSTER-YALE MATERIALS HANDLING

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market

Nuvera makes FC technology WORK for customers

Stacks / Subsystems

For OEMs that understand stack deployment

Broadly applicable: scalable and modular


L3
Fuel Cell Hybrid Vehicle
L2
Fuel Cell Engine
L1
Fuel Cell Subsystem
L0
Fuel Cell Stack

E-Series Fuel Cell Engines:

E-45 and E-60

Easily integrated fuel cell module

For medium- and heavy-duty equipment and vehicles

EN-125

Using Nuvera's next Stack generation – first test results are showing another increase in fuel efficiency

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Nuvera Product Platforms: Integrated service / support to customers

Nuvera supports customers along their lengthy hydrogen implementation journey


Electrification
Integration Design
Demo Vehicle
Decision
GO TO SERIES
VOLUME
NUVERA
FUEL CELLS
Decision
GO ELECTRIC
Decision
USE FUEL CELLS
Decision
CHOOSE NUVERA
Vehicle Test

A minimum of an 18-month process

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Product Platforms: Application Focus Markets

- **Off-Road Equipment**
- **Trucks**
- **Buses**
- **Delivery Vans & Commercial Vehicles**
- **Specialty/Utility Vehicles**


COSCO
HYSTER

Hyster® Toploader
In Demonstration


FUEL CELL CITY BUS

ZRHE / KingLong Bus
In Demonstration



H2e Power Bus with OIL India
In Demonstration



Capacity Terminal Tractors
In Demonstration

Transforming the way the world moves materials from Port to Home 50 HYSTER-YALE MATERIALS HANDLING

Product Platforms: Application Focus Markets Continued

- **Off-Road Equipment**
- **Trucks**
- **Buses**
- **Delivery Vans & Commercial Vehicles**
- **Specialty/Utility Vehicles**



RUAG Hybrid-APU
In Demonstration


THE NEW STANDARD

Nexus-Power Pack
In Demonstration


BLUE IS THE NEW GREEN

Devinn Mobile Charger
In Demonstration

Transforming the way the world moves materials from Port to Home 51 HYSTER-YALE MATERIALS HANDLING

Nuvera Product Platforms: Integration Partners in Focus Markets



Strategic Partnerships

-Dayco (global)

-UMS (Europe)

-ZRHE (China)

-he2 Power (India)

-Hyster-Yale (Global)

Application Development Vehicle Demonstration + Deployment

Transforming the way the world moves materials from Port to Home 52 HYSTER-YALE MATERIALS HANDLING

Key Takeaways – Q3 2023

Growing Results
$1.0B
revenue
19% above Q3 '22
$58.6M
Operating Profit
Significant improvement from Q3 '22 loss
$108M
LTM* Net Income vs. LTM Q3 '22 loss

Dissipating headwinds
Inflation moderated: Positive price-to-cost ratio continues
Intermittent supply and labor constraints causing certain production / inventory disruptions

Healthy Backlog
Increasing backlog value:
Avg. sales price/ backlog unit up 21% from Q3 '22
Positive Backlog movement toward manageable levels
LTM bookings deceleration with high shipment levels

Improving Financial Leverage
61% debt to total capital
Down ~1,900 bps from Q3 '22 peak
Improving returns coupled with lower debt levels

Strong Outlook
Q4 '23 continuing improvement over profitable '22
Expecting FY '24 profits similar to strong FY '23
Anticipated Q4 '23 and FY '24 market share gains

*LTM – Last Twelve Months

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HYSTER-YALE MATERIALS HANDLING

APPENDIX

HYSTER-YALE MATERIALS HANDLING

Non-GAAP Disclosure

Adjusted EBITDA is not a measurement under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and is not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines Adjusted EBITDA as the following:

- Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense

For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31					YTD	Qtr.	Qtr.
Consolidated	**2018**	**2019**	**2020**	**2021**	**2022**	**9/30/23**	**9/30/23**	**9/30/22**
Reconciliation of Adjusted EBITDA								
Net income (loss) attributable to stockholders	$34.7	$35.8	$37.1	$(173.0)	$(74.1)	$100.7	$35.8	$(37.3)
Goodwill and other intangible assets impairment charges	-	-	-	55.6	-	-	-	-
Fixed Asset impairment charges	-	-	-	10.0	-	-	-	-
Noncontrolling interest income and dividends	(0.4)	0.8	1.4	(10.2)	2.5	1.7	0.6	0.7
Income tax provision	2.3	11.3	3.7	28.3	9.2	36.9	16.2	4.2
Interest expense	16.0	19.8	13.7	15.5	28.4	28.2	9.6	7.7
Interest income	(2.4)	(1.8)	(1.4)	(0.6)	(1.1)	(1.9)	(0.7)	(0.4)
Depreciation and amortization expense	44.0	43.3	42.9	46.2	43.4	33.8	11.3	10.9
Adjusted EBITDA	**$94.2**	**$109.2**	**$97.4**	**$(28.2)**	**$8.3**	**$199.4**	**$72.8**	**$(14.2)**

($ in millions)	Year Ended December 31					YTD	Qtr.
Lift Truck	**2018**	**2019**	**2020**	**2021**	**2022**	**9/30/23**	**9/30/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$67.5	$85.6	$85.6	$(86.9)	$(10.4)	$175.4	$65.1
Goodwill and other intangible assets impairment charges	-	-	-	55.6	-	-	-
Other income (expense)	11.7	10.9	3.3	7.3	3.7	5.5	2.8
Depreciation and amortization expense	33.5	30.6	30.1	32.3	31.0	24.4	8.2
Adjusted EBITDA	**$112.7**	**$127.1**	**$119.0**	**$8.3**	**$24.3**	**$205.3**	**$76.1**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)		Year Ended December 31				YTD	Qtr.
Bolzoni	**2018**	**2019**	**2020**	**2021**	**2022**	**9/30/23**	**9/30/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$9.5	$4.7	$1.0	$(1.8)	$6.2	$12.7	$2.9
Other income (expense)	(0.3)	(0.2)	-	0.5	0.3	0.1	0.1
Depreciation and amortization expense	9.7	11.7	11.7	12.7	11.7	8.9	3.0
Adjusted EBITDA	**$18.9**	**$16.2**	**$12.7**	**$11.4**	**$18.2**	**$21.7**	**$6.0**

($ in millions)		Year Ended December 31				YTD	Qtr.
Nuvera	**2018**	**2019**	**2020**	**2021**	**2022**	**9/30/23**	**9/30/23**
Reconciliation of Adjusted EBITDA							
Operating Profit (Loss)	$(38.3)	$(36.3)	$(36.1)	$(62.3)	$(34.3)	$(28.4)	$(9.4)
Fixed asset impairment charges	-	-	-	10.0	-	-	-
Other income (expense)	-	1.3	1.3	4.5	-	-	-
Depreciation and amortization expense	0.8	1.0	1.1	1.2	0.7	0.5	0.1
Adjusted EBITDA	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(46.6)**	**$(33.6)**	**$(27.9)**	**$(9.3)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Valuation Approach Should Vary by Business

Lift Truck & Attachments Businesses

- **Mature Cyclical Industry**
- **Market Leading Products and Position**
- **Operating Cash Generation**
- **Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis**

Multiple should reflect ROIC levels due to Hyster-Yale's distribution strategy

Fuel Cell Business

- **Venture / Technology Industry**
- **Distinct Technology / Patents in Fuel Cell**
- **Operating Cash Invested in New Product Commercialization / Ramp Up**
- **Value as Venture Business with Developed Technology**

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